Supplement to the Current Prospectus

MFS(R) Lifetime(R) Funds
MFS Lifetime Retirement Income Fund
MFS Lifetime 2010 Fund
MFS Lifetime 2020 Fund
MFS Lifetime 2030 Fund
MFS Lifetime 2040 Fund

Effective immediately, the sub-section entitled "MFS Floating Rate High Income Fund" under Appendix A entitled "Description of Underlying Funds" is hereby restated in its entirety as follows:

MFS Floating Rate High Income Fund

Investment Objective

The fund's investment objective is to seek total return with an emphasis on high current income, but also considering capital appreciation. The fund's objective may be changed without shareholder approval.

Principal Investment Strategies

MFS normally invests at least 80% of the fund's net assets in floating rate loans and other floating rate instruments and money market instruments with a remaining maturity of 60 days or less.

MFS normally invests the fund's assets primarily in interests in senior floating rate loans. MFS may also invest the fund's assets in revolving credit lines, other types of floating rate debt securities, and money market instruments.

MFS may invest up to 100% of the fund's assets in lower quality debt instruments.

MFS may invest the fund's assets in foreign securities.

MFS may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments.

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MFS uses a bottom-up investment approach in buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of instruments and their issuers in light of current market, economic, political, and regulatory conditions. Factors considered may include the instrument's credit quality, collateral characteristics, and indenture provisions, and the issuer's management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of the instrument and its features may also be considered.

MFS may engage in active and frequent trading in pursuing the underlying fund's principal investment strategies.

In response to market, economic, political, or other conditions, MFS may depart from the fund's principal investment strategies by temporarily investing for defensive purposes.

                The date of this supplement is October 15, 2008.